UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21343

Western Asset Emerging Markets Debt Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET EMERGING MARKETS

DEBT FUND INC.

FORM N-Q

MARCH 31, 2013

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 60.8%
Argentina — 0.6%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	2,787,000		$2,762,463
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,395,000		1,185,750
Total Argentina					3,948,213
Brazil — 6.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	4,325,000	BRL	2,172,641
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	52,592,000	BRL	26,657,631
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	5,568,000	BRL	2,802,067
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	7,028,250		9,786,838	(a)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	2,460,000		2,865,900
Total Brazil					44,285,077
Chile — 1.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	530,000		572,517	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000		1,893,849	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	3,000,000		3,161,508	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	3,000,000		2,938,497	(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,922,006
Total Chile					11,488,377
Colombia — 3.6%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	650,000		728,650
Republic of Colombia, Senior Bonds	7.375%	9/18/37	7,751,000		11,142,063
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		1,225,110
Republic of Colombia, Senior Notes	7.375%	3/18/19	8,695,000		11,238,287
Total Colombia					24,334,110
Croatia — 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	3,900,000		3,902,264	(b)
Indonesia — 4.4%
Republic of Indonesia, Notes	3.750%	4/25/22	5,390,000		5,484,325	(b)
Republic of Indonesia, Notes	5.250%	1/17/42	14,350,000		15,354,500	(b)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	675,000		799,031	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	16,432,000,000	IDR	2,256,320
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,650,000		2,046,000	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	20,616,000,000	IDR	2,966,086
Republic of Indonesia, Senior Notes	4.875%	5/5/21	213,000		234,034	(b)
Total Indonesia					29,140,296
Mexico — 6.6%
Mexican Bonos, Bonds	8.000%	6/11/20	173,106,900	MXN	16,783,259
Mexican Bonos, Bonds	6.500%	6/9/22	24,265,200	MXN	2,196,747
Mexican Bonos, Bonds	10.000%	12/5/24	29,520,000	MXN	3,442,711
Mexican Bonos, Bonds	8.500%	11/18/38	74,480,000	MXN	8,167,754
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,620
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,838,000		2,283,715
United Mexican States, Senior Notes	5.950%	3/19/19	3,362,000		4,084,830
United Mexican States, Senior Notes	5.125%	1/15/20	80,000		94,080
United Mexican States, Senior Notes	3.625%	3/15/22	5,910,000		6,294,150
United Mexican States, Senior Notes	4.750%	3/8/44	442,000		459,680
Total Mexico					43,811,546
Panama — 0.5%
Republic of Panama, Senior Bonds	9.375%	4/1/29	1,900,000		3,099,850

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Panama — continued
Republic of Panama, Senior Bonds	6.700%	1/26/36	366,000		$489,525
Total Panama					3,589,375
Peru — 5.2%
Republic of Peru, Bonds	6.550%	3/14/37	2,388,000		3,247,680	(a)
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		8,499,000	(a)
Republic of Peru, Senior Bonds	8.750%	11/21/33	12,525,000		20,541,000	(a)
Republic of Peru, Senior Bonds	5.625%	11/18/50	327,000		392,727
Republic of Peru, Senior Notes	7.125%	3/30/19	1,350,000		1,739,475
Total Peru					34,419,882
Philippines — 1.0%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	5,410,000		6,627,250
Poland — 2.9%
Republic of Poland, Senior Notes	6.375%	7/15/19	2,950,000		3,631,598
Republic of Poland, Senior Notes	5.125%	4/21/21	5,750,000		6,655,625	(a)
Republic of Poland, Senior Notes	5.000%	3/23/22	7,752,000		8,875,497	(a)
Total Poland					19,162,720
Russia — 7.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		142,675	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,728,000		2,993,980	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	320,000		346,512	(b)
Russian Federation - Eurobond, Senior Notes	5.625%	4/4/42	8,400,000		9,450,000	(b)
Russian Foreign Bond - Eurobond	11.000%	7/24/18	105,000		150,675	(b)
Russian Foreign Bond - Eurobond	12.750%	6/24/28	404,000		773,660	(b)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	26,582,970		32,982,820	(b)
Total Russia					46,840,322
Turkey — 9.9%
Republic of Turkey, Bonds	9.000%	3/8/17	22,020,000	TRY	13,265,793
Republic of Turkey, Notes	6.750%	5/30/40	3,660,000		4,529,250
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000		12,427,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000		1,483,350
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000		3,125,000
Republic of Turkey, Senior Notes	6.875%	3/17/36	25,387,000		31,384,679
Total Turkey					66,215,072
Venezuela — 10.2%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	3,850,000		3,946,250
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	1,959,000		1,998,180
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	33,830,000		32,053,925	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,700,000		3,659,300
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	10,661,000		10,314,517
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	7,220,000		6,768,750	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	8,205,000		7,712,700	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	1,674,000		1,473,120
Total Venezuela					67,926,742
TOTAL SOVEREIGN BONDS (Cost — $359,514,463)					405,691,246
CONVERTIBLE BONDS & NOTES — 0.1%
Mexico — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost - $1,381,228)	7.000%	1/31/20	8,661,200		946,660	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 41.2%
CONSUMER DISCRETIONARY — 1.1%
Media — 1.1%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	6,050,000	$7,429,085
CONSUMER STAPLES — 0.7%
Food Products — 0.4%
Alicorp SAA, Senior Notes	3.875%	3/20/23	1,200,000	1,200,000	(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,670,000	1,515,525	(b)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	200,000	214,000	(b)
Total Food Products				2,929,525
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,570,000	1,713,263	(b)
TOTAL CONSUMER STAPLES				4,642,788
ENERGY — 18.3%
Energy Equipment & Services — 0.3%
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,700,000	1,704,183	(b)
Oil, Gas & Consumable Fuels — 18.0%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	3,259,653	3,707,855	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,470,000	1,848,525
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	1,620,000	1,692,900	(b)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	8,250,000	8,395,778	(b)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	1,230,000	1,251,734	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	5,785,000	6,884,150	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,700,000	3,138,750	(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	3,090,000	3,527,235	(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	3,150,000	3,194,100	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	706,000	681,290	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	378,000	364,770	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,609,000	15,162,322
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,110,000	3,371,218
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	6,385,630
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,330,000	2,645,233
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	3,310,000	3,227,250	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,170,000	1,503,450
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	4,770,000	4,932,180	(b)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	10,614,525
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	910,000	1,010,100
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	3,517,725	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	9,290,000	10,838,569	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,256,000	1,465,365	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	3,430,000	3,704,400	(b)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,310,000	1,365,675	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,626,000	4,532,500	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,527,812	(b)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	1,730,000	1,708,375	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	4,120,000	4,741,296	(b)
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	1,063,000	1,206,505	(b)
Total Oil, Gas & Consumable Fuels				120,147,217
TOTAL ENERGY				121,851,400
FINANCIALS — 0.0%
Real Estate Management & Development — 0.0%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	206,000	238,960	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INDUSTRIALS — 2.1%
Building Products — 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000	$1,365,300	(b)
Construction & Engineering — 1.5%
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	1,762,000	1,857,148	(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	1,200,000	1,264,800	(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,835,000	5,439,375	(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,190,000	1,338,750	(b)
Total Construction & Engineering				9,900,073
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,870,351	(b)
TOTAL INDUSTRIALS				14,135,724
MATERIALS — 12.5%
Chemicals — 1.6%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	2,917,000	3,033,680	(b)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	2,653,000	3,005,849	(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	2,698,000	2,866,625	(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	1,671,000	1,775,437	(b)
Total Chemicals				10,681,591
Construction Materials — 2.5%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	1,350,000	1,302,750	(b)
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	4,620,000	5,024,250	(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,130,000	4,821,775	(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,120,000	2,475,100	(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	2,900,000	3,226,250	(b)
Total Construction Materials				16,850,125
Metals & Mining — 7.7%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,550,000	1,665,475	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,506,000	1,618,197	(b)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,439,063	(b)
Evraz Group SA, Notes	6.750%	4/27/18	3,285,000	3,408,187	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,870,000	2,152,838	(b)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,600,000	2,536,300	(b)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,700,000	1,691,500	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	1,240,000	1,414,147
Southern Copper Corp., Senior Notes	6.750%	4/16/40	4,750,000	5,402,474
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,830,000	2,693,798
Vale Overseas Ltd., Notes	8.250%	1/17/34	8,610,000	11,124,921
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,063,000	5,776,154
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,250,000	2,319,853
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	4,154,000	4,340,930	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,410,000	2,542,550	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	800,000	844,000	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000	649,000	(b)
Total Metals & Mining				51,619,387
Paper & Forest Products — 0.7%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	525,000	629,346
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	955,000	997,998
Inversiones CMPC SA, Notes	4.750%	1/19/18	1,540,000	1,635,047	(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,200,000	1,229,331	(b)
Total Paper & Forest Products				4,491,722
TOTAL MATERIALS				83,642,825
TELECOMMUNICATION SERVICES — 3.7%
Diversified Telecommunication Services — 3.0%
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	7,596,000	6,760,440	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,542,150	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services — continued
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	2,370,000	$2,482,575	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	974,000	1,092,341	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	1,820,000	1,830,465	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	6,305,000	6,341,254	(b)
Total Diversified Telecommunication Services				20,049,225
Wireless Telecommunication Services — 0.7%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,882,000	2,103,135	(b)
Oi S.A., Senior Notes	5.750%	2/10/22	1,570,000	1,644,575	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	640,000	713,792	(b)
Total Wireless Telecommunication Services				4,461,502
TOTAL TELECOMMUNICATION SERVICES				24,510,727
UTILITIES — 2.8%
Electric Utilities — 1.1%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	580,000	664,100	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	2,690,000	2,881,663	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000	3,640,800	(b)
Total Electric Utilities				7,186,563
Gas Utilities — 0.8%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,300,000	1,456,000	(b)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,680,000	1,684,200	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,900,000	2,080,500	(b)
Total Gas Utilities				5,220,700
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	1,510,000	1,695,056	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	2,510,000	2,833,130	(b)
Total Independent Power Producers & Energy Traders				4,528,186
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,620,960	(b)
TOTAL UTILITIES				18,556,409
TOTAL CORPORATE BONDS & NOTES (Cost — $256,587,306)				275,007,918

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $364,095)		4/15/20	11,745	362,627
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $617,847,092)				682,008,451

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreements — 0.3%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity $2,000,024; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value $2,040,000) (Cost - $2,000,000)	0.110%	4/1/13	2,000,000	2,000,000
TOTAL INVESTMENTS — 102.5% (Cost — $619,847,092#)				684,008,451
Liabilities in Excess of Other Assets — (2.5)%				(16,771,937)
TOTAL NET ASSETS — 100.0%				$667,236,514

†	Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement .
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	OJSC	- Open Joint Stock Company
	TRY	- Turkish Lira

Summary of Investments by Country **

Mexico	18.3%
Brazil	15.4
Russia	11.7
Venezuela	10.5
Turkey	9.7
Indonesia	5.8
Peru	5.6
Colombia	5.1
Chile	3.0
Poland	2.8
Malaysia	1.8
India	1.6
Kazakhstan	1.4
Philippines	1.0
Qatar	0.9
Argentina	0.7
Croatia	0.6
United Arab Emirates	0.5
Luxembourg	0.5
Panama	0.5
Trinidad and Tobago	0.5
Canada	0.5
China	0.4
Ireland	0.3
Bermuda	0.3
Netherlands	0.2
United Kingdom	0.1
Cayman Islands	0.0 †
Short - Term Investments	0.3
100.0%

** As a percentage of total investments. Please note that the fund holdings are as of March 31, 2013 and are subject to change.

† Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$405,691,246	—	$405,691,246
Convertible bonds & notes	—	946,660	—	946,660
Corporate bonds & notes	—	275,007,918	—	275,007,918
Warrants	—	362,627	—	362,627
Total long-term investments	—	$682,008,451	—	$682,008,451
Short-term investments†	—	2,000,000	—	2,000,000
Total investments	—	$684,008,451	—	$684,008,451
Other financial instruments:
Forward foreign currency contracts	—	68,379	—	68,379
Total	—	$684,076,830	—	$684,076,830

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to schedule of investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

Notes to schedule of investments (unaudited) (continued)

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$77,168,197
Gross unrealized depreciation	(13,006,838)
Net unrealized appreciation	$64,161,359

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	JPMorgan Chase Bank	2,605,000	$3,339,482	4/15/13	$68,379

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation

Foreign Exchange Risk	$68,379

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy) †	$1,538,158
Forward foreign currency contracts (to sell)	9,432,479

† At March 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 24, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  May 24, 2013